TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2020

	TRAQ	ROHUMA	ADJUSTMENTS			CONSOLIDATED
ASSETS

CURRENT ASSETS
Cash	$2,606	$7,225	$27,052	B		$36,883
Accounts receivable, net of allowance	531,861	13,412		B	2,064	543,209
Note receivable - related party	203,755	-	24,122	B		227,877
Prepaid expenses and other current assets	276,855	7,593	45,431	B		329,879

Total current assets	1,015,077	28,230	96,605		2,064	1,137,848

Fixed assets, net	37,824	4,799		B	1,451	41,172
Intangible assets, net	452,894	-		B	8,310	444,584
Goodwill			4,405,903	A		4,405,903
Restreicted cash	28,455	-	291	B		28,746
Right-of-use asset	461,175	-		B	335,057	126,118
Long-term investments	40,192	-	411	B		40,603
Other assets	31,521	-		B	28,325	3,196

Total non-current assets	1,052,061	4,799	4,406,605		373,143	5,090,322

TOTAL ASSETS	$2,067,138	$33,029	$4,503,210		$375,207	$6,228,170

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Current portion of long-term debt	$165,427	$7,470	$38,816	B		$134,081
Current portion of long-term debt - related parties	1,536,006	-		B	315,572	1,851,578
Current portion of convertible debt - long-term debt	241,334	-		B		241,334
Cash overdraft	273,977	-	30,693	B		243,284
Accounts payable and accrued expenses	1,193,833	60,544	30,328	B		1,224,049
Current portion of lease liabilities	56,955	-	48,176	B		8,779
Accrued payroll	285,907	-		B	39,124	325,031
Accrued taxes and duties payable	86,376	-	39,799	B		46,577

Total current liabilities	3,839,815	68,014	187,812		354,696	4,074,713

NON-CURRENT LIABILITIES
Long-term debt - related parties, net of current portion	32,000	-	32,000	B		-
Lease liabilities - net of current portion	429,870	-	304,651	B		125,219
Long-term debt, net of current portion	100,856	35,776	88,413	B		48,219

Total non-current liabilities	562,726	35,776	425,064		-	173,438

COMMITMENTS AND CONTINGENCIES	-	-	-		-	-

Total liabilities	4,402,541	103,790	612,876		354,696	4,248,151

STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred Stock	5	-				5
Common Stock	2,730	-		A	429	3,159
Additional paid-in-capital	12,623	297,612		B	105,563	4,452,899
			297,612	A
				A	4,334,713
Accumulated other comprehenive income (loss)	(14,715)	-		B	9,005	(5,710)
Accumulated deficit	(2,336,046)	(368,373)		A	368,373	(2,470,334)
			134,288	B

Total stockholders’ equity (deficit)	(2,335,403)	(70,761)	431,900		4,818,083	1,980,019

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$2,067,138	$33,029	$1,044,776		$5,172,779	$6,228,170

Adjustment Notes

A	Represents the issuance of 4,292,220 shares for the acquisition of Rohuma on January 22, 2021 (value per share was $1.01 per share on Janaury 22, 2021)
B	Represents estimated change in value of assets and liabilities through January 22, 2021 from September 30, 2020.

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2020

	TRAQ	ROHUMA	ADJUSTMENTS			CONSOLIDATED

REVENUES
Revenue from services	$739,177	$176,028				$915,205

	739,177	176,028				915,205

COST OF REVENUES
Cost of services	399,720	79,691				479,411
	399,720	79,691				479,411

GROSS PROFIT	339,457	96,337				435,794

OPERATING EXPENSES:
Salaries and salary related costs	180,123	80,564				260,687
Professional fees and consulting	138,817	30,449				169,266
General and administrative	89,373	24,910				114,283
Depreciation and amortization	36,284	2,747				39,031
Rent	95,151	1,035		B	70,000	26,186

Total operating expenses	539,748	139,705				609,453

Gain (Loss) from operations	(200,291)	(43,368)				(173,659)

OTHER EXPENSE:
Other income (loss)	10,000	-	25,000	B		35,000
Interest expense, net of interest income	(247,162)	(1,592)				(248,754)
Other income (expense), net	(237,162)	(1,592)				(213,754)

Loss from before provision for income taxes	(437,453)	(44,960)				(422,413)

PROVISION FOR INCOME TAXES	(1,609)	-				(1,609)

NET LOSS	$(439,062)	$(44,960)				$(424,022)

NET LOSS PER SHARE
Basic	$(0.02)	N/A				$(0.01)
Diluted	$(0.02)	N/A				$(0.01)

SHARES USED IN CALCULATION OF NET LOSS PER SHARE
Basic	27,297,960			A	4,292,220	31,590,180
Diluted	27,297,960			A	4,292,220	31,590,180

Adjustment Notes

A	Represents the issuance of 4,292,220 shares for the acquisition of Rohuma on January 22, 2021 (value per share was $1.01 per share on Janaury 22, 2021)
B	Represents estimated change in value of based on events occuring subsequent to September 30, 2020

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA STATEMENTS OF OPERATIONS

Year Ended December 31, 2019

	TRAQ	ROHUMA	ADJUSTMENTS		CONSOLIDATED

REVENUES
Revenue from services	$680,732	$228,632			$909,364

	680,732	228,632			909,364

COST OF REVENUES
Cost of services	431,363	88,776			520,139
	431,363	88,776			520,139

GROSS PROFIT	249,369	139,856			389,225

OPERATING EXPENSES:
Salaries and salary related costs	114,615	196,336			310,951
Professional fees and consulting	287,775	13,785			301,560
General and administrative	160,919	34,573			195,492
Depreciation and amortization	42,840	331			43,171
Rent	88,863	14,437	B	60,000	43,300

Total operating expenses	695,012	259,462			894,474

Loss from operations	(445,643)	(119,606)			(505,249)

OTHER INCOME (EXPENSE):
Bargain purchase gain	417,148	-	B	417,148	-
Forgiveness of debt	55,450	-			55,450
Interest expense, net of interest income	(250,164)	-			(250,164)
Other income (expense), net	222,434	-			(194,714)

Loss from before provision for income taxes	(223,209)	(119,606)			(699,963)

PROVISION FOR INCOME TAXES	-	-			-

NET LOSS	$(223,209)	$(119,606)			$(699,963)

NET LOSS PER SHARE
Basic	$(0.01)	N/A			$(0.02)
Diluted	$(0.01)	N/A			$(0.02)

SHARES USED IN CALCULATION OF NET LOSS PER SHARE
Basic	27,297,960		A	4,292,220	31,590,180
Diluted	27,297,960		A	4,292,220	31,590,180

Adjustment Notes

A	Represents the issuance of 4,292,220 shares for the acquisition of Rohuma on January 22, 2021 (value per share was $1.01 per share on Janaury 22, 2021)
B	Represents estimated change in value of based on events occuring subsequent to September 30, 2020